Retirement Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans

Note 5. Retirement Plans

Donnelley Financial’s Participation in RRD’s Pension and Postretirement Benefit Plans

RRD provided pension and other postretirement healthcare benefits to certain current and former employees of Donnelley Financial. Prior to the Separation, RRD was responsible for the net benefit plan obligations associated with these plans, and as such, these liabilities are not reflected in Donnelley Financial’s unaudited condensed consolidated and combined balance sheets.

Donnelley Financial’s unaudited condensed consolidated and combined statements of operations include expense allocations for these benefits. These allocations were funded through intercompany transactions with RRD which are reflected within net parent company investment in Donnelley Financial. Total RRD pension and postretirement benefit plan net income allocated to Donnelley Financial, related to pension cost and postretirement benefits, was $1.4 million in the three months ended March 31, 2016. Included in these amounts is an allocation for other postretirement benefit plans for $0.3 million in the three months ended March 31, 2016. These allocations are reflected in the Company’s cost of sales and selling, general and administrative expenses.

Donnelley Financial’s Pension and Postretirement Benefit Plans

On October 1, 2016, Donnelley Financial recorded net pension plan liabilities of $68.3 million (consisting of a total benefit plan liability of $317.0 million, net of plan assets having fair market value of $248.7 million), as a result of the transfer of certain pension plan liabilities and assets from RRD to the Company upon the legal split of those plans. The pension plan asset allocation from RRD is expected to be finalized during the second quarter of 2017. The final asset allocation will result in an adjustment to the fair value of plan assets transferred to the Company from RRD. The Company also recorded a net other postretirement benefit liability of $1.5 million, as a result of the transfer of an other postretirement benefit plan from RRD to the Company.

The components of the estimated net pension plan income for Donnelley Financial’s pension plans for the three months ended March 31, 2017 and 2016 were as follows:

	Three Months Ended March 31,
	2017	2016
Pension expense (income)
Interest cost	$2.7	$—
Expected return on assets	(4.0)	—
Amortization, net	0.5	(0.2)

Net pension income	$(0.8)	$(0.2)

Note 11. Retirement Plans

Donnelley Financial’s Participation in RRD’s Pension and Postretirement Benefit Plans

RRD provided pension and other postretirement healthcare benefits to certain current and former employees of Donnelley Financial. Prior to the Separation, RRD was responsible for the net benefit plan obligations associated with these plans, and as such, these liabilities are not reflected in Donnelley Financial’s consolidated and combined balance sheets.

Donnelley Financial’s consolidated and combined statements of operations include expense allocations for these benefits. These allocations were funded through intercompany transactions with RRD which are reflected within net parent company investment in Donnelley Financial. Total RRD pension and postretirement benefit plan net income allocated to Donnelley Financial, related to pension cost and postretirement benefits, was $4.2 million, $3.7 million and $4.3 million in the years ended December 31, 2016, 2015 and 2014, respectively. Included in these amounts is an allocation for other postretirement benefit plans for $1.0 million, $1.9 million and $1.8 million in the years ended December 31, 2016, 2015 and 2014, respectively. These allocations are reflected in the Company’s cost of sales and selling, general and administrative expenses.

Donnelley Financial’s Pension and Postretirement Benefit Plans

RRD maintained a defined benefit plan (the “plan”) for certain current and former U.S. employees of RRD. Effective December 31, 2013, RRD merged the plan into a separate defined benefit pension plan for Donnelley Financial to create a combined defined benefit pension plan (the “combined plan”). During 2015, the sponsorship of the combined plan was transferred to RRD, which became the legal obligor of the combined plan. Accordingly, the obligations of the combined plan are not reflected in the combined balance sheet of Donnelley Financial as of December 31, 2015.

On October 1, 2016, Donnelley Financial recorded net pension plan liabilities of $68.3 million (consisting of a total benefit plan liability of $317.0 million, net of plan assets having fair market value of $248.7 million), as a result of the transfer of certain pension plan liabilities and assets from RRD to the Company upon the legal split of those plans. The pension plan asset allocation from RRD is expected to be finalized during the second quarter of 2017. The final asset allocation will result in an adjustment to the fair value of plan assets transferred to the Company from RRD. The Company also recorded a net other postretirement benefit liability of $1.5 million, as a result of the transfer of an other postretirement benefit plan from RRD to the Company.

The Company’s primary defined benefit plan is frozen. No new employees will be permitted to enter the Company’s frozen plan and participants will earn no additional benefits. Benefits are generally based upon years of service and compensation. These defined benefit retirement income plans are funded in conformity with the applicable government regulations. The Company funds at least the minimum amount required for all funded plans using actuarial cost methods and assumptions acceptable under government regulations.

The annual income and expense amounts relating to the pension plan are based on calculations which include various actuarial assumptions including, mortality expectations, discount rates and expected long-term rates of return. The Company reviews its actuarial assumptions on an annual basis as of December 31 (or more frequently if a significant event requiring remeasurement occurs) and modifies the assumptions based on current rates and trends when it is appropriate to do so. The effects of modifications are recognized immediately on the consolidated and combined balance sheets, but are amortized into operating earnings over future periods, with the deferred amount recorded in accumulated other comprehensive loss. Total pension (income) /expense was ($1.0) million, ($27.0) million and $62.1 million in 2016, 2015 and 2014, respectively, of which ($25.2) million and ($31.0) million was allocated in 2015 and 2014, respectively, to RRD and RRD related parties.

During the fourth quarter of 2015, the Company changed the method used to estimate the interest cost components of net pension plan expense for its defined benefit pension plan. Historically, the interest cost components were estimated using a single weighted-average discount rate derived from the yield curve used to measure the projected benefit obligation at the beginning of the period. Beginning in the first quarter of 2016, the Company has elected to use a full yield curve approach in the estimation of these interest components of net pension plan expense by applying the specific spot rates along the yield curve used in the determination of the projected benefit obligation to the relevant projected cash flows. The Company made this change to improve the correlation between projected benefit cash flows and the corresponding yield curve spot rates and to provide a more precise measurement of interest costs. This change does not affect the measurement and calculation of the Company’s total benefit obligations. The Company has accounted for this change prospectively as a change in estimate.

In June 2014, RRD communicated to certain former employees the option to receive a lump-sum pension payment or annuity computed in accordance with statutory requirements, with payments beginning in the fourth quarter of 2014. Payments to eligible participants who elected to receive a lump-sum pension payment or annuity were funded from existing pension plan assets and constituted a complete settlement of the Company’s pension liabilities with respect to these participants. The Company’s pension assets and liabilities were remeasured as of the payout dates. The discount rates and actuarial assumptions used to calculate the payouts were determined in accordance with federal regulations. As of the remeasurement dates, the reductions in the reported pension obligations for these participants was $404.0 million, compared to payout amounts of approximately $317.7 million. The Company recorded non-cash settlement charges of $95.7 million included in selling, general and administrative expenses in the fourth quarter of 2014 in connection with the settlement payments. These charges resulted from the recognition in earnings of a portion of the losses recorded in accumulated other comprehensive loss based on the proportion of the obligation settled.

During the year ended December 31, 2014, the Company adopted the Society of Actuaries RP-2014 mortality tables which were used in the calculation of the Company’s U.S. pension obligations. The new mortality tables increased the expected life of plan participants, extending the length of time that payments may be required and increasing the plans’ total expected benefit payments. During the year ended December 31, 2016, the Company adopted an update to the Society of Actuaries RP-2014 mortality tables. The 2016 mortality table update resulted in a partial reversal of the 2014 increases in the expected life of plan participants and benefit obligations.

The Company made contributions of $1.3 million to its pension plans during the year ended December 31, 2016. The Company expects to make cash contributions of approximately $2.2 million and $0.1 million to its pension and other postretirement benefit plans, respectively, in 2017.

The pension plan obligations are calculated using generally accepted actuarial methods and are measured as of December 31. Actuarial gains and losses for frozen plans are amortized using the corridor method over the average remaining expected life of active plan participants.

The components of the estimated net pension plan (income) expense for Donnelley Financial’s pension plans for the years ended December 31, 2016, 2015 and 2014 were as follows:

	Pension Benefits
	2016	2015	2014
Service cost	$—	$—	$0.1
Interest cost	2.4	147.3	161.7
Expected return on plan assets	(4.1)	(210.7)	(224.5)
Amortization of actuarial loss	0.7	36.4	29.1
Settlements	—	—	95.7

Net periodic benefit (income) expense	$(1.0)	$(27.0)	$62.1

Income allocated to RRD affiliates	—	25.2	31.0

Net periodic benefit (income) expense, net of allocation	$(1.0)	$(1.8)	$93.1

Weighted average assumption used to calculate net periodic benefit expense:
Discount rate	3.7%	4.2%	5.0%
Expected return on plan assets	7.3%	7.5%	7.8%

Reconciliation of funded status

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016
Benefit obligation at beginning of year	$3.2	$3,631.1	$—
Interest cost	2.4	147.3	—
Actuarial gain	(24.7)	(254.0)	(0.3)
Plan transfer	317.0	(3,363.2)	1.5
Benefits paid	(4.6)	(158.0)	—

Benefit obligation at end of year	$293.3	$3.2	$1.2

Fair value of plan assets at beginning of year	$—	$3,219.9	$—
Actual return on assets	(9.6)	(33.8)	—
Employer contributions	1.3	—	—
Plan transfer	248.7	(3,028.1)	—
Benefits paid	(4.6)	(158.0)	—

Fair value of plan assets at end of year	$235.8	$—	$—

Funded status at end of year	$(57.5)	$(3.2)	$(1.2)

The accumulated benefit obligation for all defined benefits pension plans was $294.5 million and $3.2 million at December 31, 2016 and 2015, respectively.

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016
Prepaid pension cost (included in other noncurrent assets)	$—	$0.1	$—
Accrued benefit cost (included in accrued liabilities)	(2.2)	(3.3)	(0.1)
Pension and other postretirement benefits plan liabilities	(55.3)	—	(1.1)

Net liabilities recognized in the Consolidated and Combined Balance Sheets	$(57.5)	$(3.2)	$(1.2)

The amounts included in accumulated other comprehensive loss in the Consolidated and Combined Balance Sheets excluding tax effects, that have not been recognized as components of net periodic cost at December 31, 2016 and 2015 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016
Accumulated other comprehensive (loss) income
Net actuarial (loss) gain	$(87.0)	$0.1	$0.2

Total	$(87.0)	$0.1	$0.2

The pre-tax amounts recognized in other comprehensive income (loss) in 2016 as components of net periodic costs were as follows:

	Pension Benefits	Other Postretirement Benefits
Amortization of:
Net actuarial loss	$0.7	$—
Amounts arising during the period:
Net actuarial gain	10.9	0.3

Total	$11.6	$0.3

Actuarial gains and losses in excess of 10.0% of the greater of the projected benefit obligation or the market-related value of plan assets were recognized as a component of net periodic benefit costs over the average remaining service period of a plan’s active employees. As a result of the plan freezes, the actuarial gains and losses are recognized as a component of net periodic benefit costs over the average remaining life of a plan’s active employees. The amounts in accumulated other comprehensive loss that are expected to be recognized as components of net periodic benefit costs in 2017 are shown below:

Pension Benefits
Amortization of:
Net actuarial loss	$2.1

Total	$2.1

The weighted average assumptions used to determine the benefit obligation at the measurement date were as follows:

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016
Discount rate	4.2%	0.7%	3.6%

The following table provides a summary of under-funded or unfunded pension benefit plans with projected benefit obligations in excess of plan assets as of December 31, 2016 and 2015:

	Pension Benefits
	2016	2015
Projected benefit obligation	$293.3	$3.2
Fair value of plan assets	235.8	—

The following table provides a summary of pension plans with accumulated benefit obligations in excess of plan assets as of December 31, 2016 and 2015:

	Pension Benefits
	2016	2015
Accumulated benefit obligation	$293.3	$3.2
Fair value of plan assets	235.8	—

Benefit payments are expected to be paid as follows:

	Pension Benefits	Other Postretirement Benefits
2017	$16.8	$0.1
2018	16.9	0.1
2019	16.7	0.1
2020	17.5	0.1
2021	18.1	0.1
2022-2026	91.5	0.4

Plan Assets

The Company’s U.S. pension plans are frozen and the Company has transitioned to a risk management approach for its U.S. pension plan assets. The overall investment objective of this approach is to further reduce the risk of significant decreases in the plan’s funded status by allocating a larger portion of the plan’s assets to investments expected to hedge the impact of interest rate risks on the plan’s obligation. Over time, the target asset allocation percentage for the pension plan is expected to decrease for equity and other “return seeking” investments and increase for fixed income and other “hedging” investments. The assumed long-term rate of return for plan assets, which is determined annually, is likely to decrease as the asset allocation shifts over time. The expected long-term rate of return for plan assets is based upon many factors including asset allocations, historical asset returns, current and expected future market conditions, risk and active management premiums. The target asset allocation percentage as of December 31, 2016, for the primary U.S. pension plan was approximately 60.0% for return seeking investments and approximately 40.0% for hedging investments.

The Company segregated its plan assets by the following major categories and levels for determining their fair value as of 2016:

Cash and cash equivalents—Carrying value approximates fair value. As such, these assets were classified as Level 1. The Company also invests in certain short-term investments which are valued using the amortized cost method. As such, these assets were classified as Level 2.

Equity—The values of individual equity securities were based on quoted prices in active markets. As such, these assets are classified as Level 1.

Fixed income—Fixed income securities are typically priced based on a valuation model rather than a last trade basis and are not exchange-traded. These valuation models involve utilizing dealer quotes, analyzing market information, estimating prepayment speeds and evaluating underlying collateral. Accordingly, the Company classified these fixed income securities as Level 2. Fixed income securities also include investments in various asset-backed securities that are part of a government sponsored program. The prices of these asset-backed securities were obtained by independent third parties using multi-dimensional, collateral specific prepayments tables. Inputs include monthly payment information and collateral performance. As the values of these assets was determined based on models incorporating observable inputs, these assets were classified as Level 2.

The Company invests in certain equity funds that are valued at calculated net asset value per share (“NAV”), but are not quoted on active markets. The Company believes that the NAV is representative of fair value at the reporting date, as there are no significant restrictions on redemption of these investments or other reasons to indicate that the investment would be redeemed at an amount different than the NAV. In 2016, the Company adopted Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize investments which are eligible to be measured using NAV within the fair value hierarchy.

For Level 2 plan assets, management reviews significant investments on a quarterly basis including investigation of unusual fluctuations in price or returns and obtaining an understanding of the pricing methodology to assess the reliability of third-party pricing estimates.

The valuation methodologies described above may generate a fair value calculation that may not be indicative of net realizable value or future fair values. While the Company believes the valuation methodologies used are appropriate, the use of different methodologies or assumptions in calculating fair value could result in different amounts.

The Company did not have any pension plan assets at December 31, 2015. The fair values of the Company’s pension plan assets at December 31, 2016, by asset category were as follows:

	December 31, 2016
Asset Category	Total	Level 1	Level 2
Cash and cash equivalents	$6.4	$4.1	$2.3
Equity	67.6	67.6	—
Fixed income	93.9	—	93.9
Equity funds measured at NAV	67.9	—	—

Total	$235.8	$71.7	$96.2

The Company did not have any Level 3 assets during the year ended December 31, 2016. The following table provides a summary of changes in the fair value of the Company’s Level 3 assets during the year ended December 31, 2015:

Private Equity
Balance at January 1, 2015	$47.3
Unrealized gains-net	11.9
Purchases, sales and settlements	(14.1)
Plan transfer	(45.1)

Balance at December 31, 2015	$—

Employer 401(k) Savings Plan—For the benefit of most of its U.S. employees, the Company maintains a defined contribution retirement savings plan (401(k)) that is intended to be qualified under Section 401(a) of the Internal Revenue Code. Under this plan, employees may contribute a percentage of eligible compensation on both a before-tax and after-tax basis. The Company may provide a 401(k) discretionary match to participants, but did not in 2016, 2015 or 2014.

Multi-Employer Pension Plans—The Company no longer participates in any active defined benefit multi-employer pension plans. During the years ended December 31, 2016, 2015 and 2014, the Company incurred additional charges of $0.2 million, $0.2 million and $0.3 million, respectively, related to its complete withdrawal from one multi-employer pension plan in 2013. These charges were recorded as restructuring, impairment and other charges and represent the Company’s best estimate of the expected settlement of these withdrawal liabilities. See Note 4, Restructuring, Impairment and Other Charges, to the combined financial statements for further details of charges related to complete multi-employer pension plan withdrawal liabilities recognized in the combined statements of operations.